Consultant Agreement




                              CONSULTANCY AGREEMENT

                                     BETWEEN

                                   VGTEL INC.

                                       AND

                               BRAIN & POWER LTD.


This CONSULTANCY AGREEMENT ("Agreement"), dated this 18TH day of May 2006 (the "Effective Date"), is entered into by and between, VGTel Inc., a New-York Corporation, having its business offices at 2303 South Blvd, Houston TX 77098 ("VGTEL"), and Brain & Power Ltd. an Israeli Corporation with offices located at 8 Hagefen St., Kiryat Bialik, Israel ("B&P"), hereinafter individually referred to as "Party" and collectively referred to as "Parties".



     RECITALS
     --------

WHEREAS, VGTel developed a unique platform providing Global Messaging Gateway using Voice Over Internet Protocol to bypass the need for traditional telecom equipment; and,

WHEREAS, B&P has experience and knowledge developing out-of-the-box solutions for remote digitally controlled communication applications; and,

WHEREAS, VGTel is looking for ways to expand the availability of its platform, making it easy for people to use, and take advantage of the offered services; and

NOW THEREFORE, the Parties, in consideration of the mutual covenants and agreements hereinafter set forth, agree as follows:

WHEREAS, B&P has will explore, design and test new easy ways to access the GMG platform.


1.     DUTIES  AND  OBLIGATIONS
       ------------------------

1.1     PARTIES  OBLIGATIONS:  During  the  Term  of  this Agreement, as defined
        ---------------------
herein in section 1.2, B&P will suggest new ideas and ways for users to access the GMG platform, and present the ways to implement those ideas. Following the consent of VGTel, B&P will proceed to design and develop the tools associate with the new approach.
            VGTel will provide B&P marketing and background technical materials, as may be requested from time to time to support B&P effort. VGTel's will update B&P with all new developments and provide technical updates and know-how to assist B&P's activity.

1.2   TERM  OF  AGREEMENT:    This Agreement shall be effective and the Parties'
      --------------------
obligations shall commence upon the Effective Date of this Agreement, and shall continue for an initial period of six (6) months from the Effective Date ("Term"). This Agreement will be renewed on a year-to-year basis after the expiration of the initial Term or any subsequent term. If either Party desires to cancel this Agreement upon the expiration of the initial Term or any Renewal Term, it shall give the other Party notice of its intent to cancel at least thirty (30) days prior to the expiration of the current Term or Renewal Term. This Agreement shall continue and remain in full force and effect until cancelled by either party upon notice as provided herein.

1.4     ADDITIONAL SERVICE:  The Parties may agree to additional services during
        -------------------
the Term of this Agreement ("Additional Service"). Any Additional Service shall be set forth as an addendum to this Agreement and shall otherwise be governed by the terms and conditions of this Agreement.

     1.5   COMPENSATIONS:   For its effort, B&P will be compensated for Time &
           --------------
Materials + travel and
                                                       expenses, as follows:
                                                                           Time:
Hourly rate of $100

Traveling  days  will  be  paid  as  8  hours.
                                                           Travel:  Actual
expenses  +  accommodations




2.     INVOICING  AND  PAYMENT  TERMS  :
       ---------------------------------


    2.1  INVOICING:   On  the  first  day of each month, during the term of this
         ----------
agreement, B&P will issue an invoice to cover the activities done during the previous month. The invoice will be sent by Email to VGTel designated Email address, and/or faxed to VGTel accounting.

2.2     PAYMENT  TERMS:  VGTel  will  wire the payment for each invoice no later
        --------------
than 5 days after receiving the invoice. The wire will be done into B&P account, and VGTel will be responsible for all costs associated with the transfer.

2.3     STOCK  :  B&P will accept 400,000 A series Units of VGTel, as a payment
        --------
for the first $10,000 owed by VGTel for services rendered by B&P under this contract.

       2.4     TAXES:       Parties  acknowledge that the paid compensations are
               -----
free from all taxes and/or fees associated with the service, and no other charges will be expected from B&P for the provided service.


3.     DISPUTED  CHARGES:   Should  VGTel  dispute  any  of  the  charges  on an
       ------------------
invoice, it shall notify B&P of the disputed charges not later than four (4) days from the date of receiving the invoice. Said dispute shall set forth in writing all details concerning the disputed sum. After resolution of the disputed charges, the adjustments, if any, shall be immediately applied. If any dispute is not accepted or denied within thirty (30) days then the dispute will be considered as accepted by B&P failure to respond.



4.     PROVISION  OF  INFORMATION  AND  CONFIDENTIALITY
       ------------------------------------------------

4.1  CONFIDENTIAL  INFORMATION:  The parties understand and agree that the Terms
     -------------------------
and Conditions of this Agreement, all documents referenced herein, communications between the parties regarding this Agreement or the Service to be provided hereunder (including price quotes to each Party for any Service propose to be provided or actually provided hereunder) and all information regarding the Customers of either Party, as well as such information relevant to any other agreement between the parties (collectively "Confidential Information"), are confidential.

4.2  LIMITED  DISCLOSURE:  A  party  shall not disclose Confidential Information
     -------------------
unless subject to discovery or disclosure pursuant to legal process, or to any other party other than the directors, officers, and employees of a party or agents of a party including their respective brokers, lenders, insurance carriers or prospective purchasers who have specifically agreed in writing to nondisclosure of the terms and conditions hereof. Any disclosure hereof required by legal process shall only be made after providing the non-disclosing party with notice thereof in order to permit the non-disclosing party to seek an appropriate protective order or exemption. Violation by a party or its agents of foregoing provisions shall entitle the non-disclosing party, at its option, to obtain injunctive relief without a showing of irreparable harm or injury and without bond.

4.3  SURVIVAL  AND  CONFIDENTIALITY:  The  provisions  of this Section 4 will be
     ------------------------------
effective as of the date of this Agreement and remain in full force and effect for a period equal to the longer of: (i) three (3) years following the effective date of this Agreement; or (ii) one (1) year following the termination of all Service hereunder.



5.     TERMINATION:     This  Agreement  can  be  terminated:
       ------------

5.1 If payment has not been received by the due date described above, or any extension thereof permitted in writing, for all undisputed payments to B&P, and/or if the other Party fails to abide by all of the terms of this Agreement hereof, including, without limitation, any breach of this Agreement, either Party may at its sole discretion and after fourteen (14) days prior written notice to the other Party, terminate this agreement. The damaged Party reserves the right to collect reasonable attorney's fees and any and all costs incurred by it in the enforcement of this Agreement whether or not suit is instituted. Nothing herein shall be construed to constitute a waiver of either Party's right to declare the other to be in default under this Agreement on account of such breach, or to terminate this Agreement after the fourteen (14) days written notice has elapsed and the parties expressly waives and relinquishes any right to receive any notice longer than such fourteen (14) days which may exist under any federal, state or local law or regulation; and /or

5.2 If either party is prohibited from furnishing or fulfill its obligations, or if any material term contained herein is substantially changed by order of the highest court of competent jurisdiction to which the matter is appealed, the FCC, or any other federal, state or local government authority, either party may immediately upon written notice to the other party terminate this Agreement without liability or further obligation, except for unpaid charges as of the effective date of such termination; and /or


5.3 A Party may, immediately upon written notice to the other Party and after complying with the applicable requirements of this subsection, without incurring any liability except for willful misconduct, terminate this Agreement, or restrict, suspend, or discontinue providing its Services, if the Party has reason to believe that the other Party and/or any of its officers, directors, employees, contractors, agents, and/or servants has engaged or is engaging in any unethical, illegal, and/or fraudulent use of the Services with the intent to avoid payment of charges.


6.     NO  WARRANTIES:     B&P  will  use  reasonable  efforts  under  the
       --------------
circumstances  to  come up with the expected ways and devices to promote VGTel's
       -----
products and technologies, adhered with government regulations and sound business practices. B&P makes no warranties about the services provided hereunder, expressed or implied, including but not limited to any warranty of merchantability or fitness for particular purpose.

7.     LIMITATION  OF  LIABILITY AND INDEMNIFICATION: Each Party agrees that the
       ---------------------------------------------
other shall in no event be liable for any loss, expense or damage for (i) loss of revenue, profits, savings, business or goodwill, and (ii) exemplary, proximate, consequential, or incidental damages and expenses of any type or nature on account of any breach or default hereunder by the other, except as it applies to SECTION 2 above.

     7.1     INDEMNIFICATION:  Each  Party agrees to indemnify, defend, and hold
             ---------------
each other and their Affiliates free and harmless from and against any and all loss, cost, liability, or expense (including court costs and actual fees of attorneys and other professionals) arising out of or in connection with the Service, including, but not limited to any such loss, cost, liability, or expense arising out of or resulting from any claim brought by a customer or other third party utilizing the other Party's services for any special, incidental, indirect or consequential damages of any kind whatsoever, whether such damages arise from the use, inability to use, failure of, defects in, the conditions of, delay in delivery of, non-delivery of, or quality of the products, or any component thereof.

8.     ENTIRE  AGREEMENT:  This  Agreement  supersedes  and  merges  all  prior
       -----------------
agreements, promises, understanding, statements, representations, warranties, indemnities and covenants and all inducements to the making of this Agreement relied upon by either Party herein, whether written or oral, and embodies the Parties' complete and entire agreement with respect to the subject matter hereof. No statement or agreement, oral or written, made before the execution of this Agreement shall vary or modify the written terms hereof in any way whatsoever.

9.     SEVERABILITY:   In  the event that any portion of this Agreement is found
       ------------
to be invalid, illegal or not binding for any reason whatsoever, the remaining portions of this Agreement shall remain in effect and binding upon the parties.

10.     GOVERNING  LAW:   This  Agreement  shall be governed by and construed in
        --------------
accordance with the laws of the State of Texas with venue in the city of Houston, Texas.


11.     DISPUTE RESOLUTION:  The Parties will in good faith negotiate to resolve
        ------------------
any dispute arising out of or relating to this Agreement promptly between representatives who have authority to settle the controversy. Any dispute arising out of or relating to this Agreement that have not been resolved will be finally settled by arbitration conducted in accordance with the Texas Arbitration Act, Section 17.001 et seq. of the Texas Civil Practice and Remedies Code. The location of the arbitration shall be in Houston, Harris County, Texas by the American Arbitration Association unless agreement by mutual consents of the Parties to the contrary. Judgment upon the award rendered by the arbitrator(s) may be entered by any court with Jurisdiction. The Parties agree that under no circumstances will either Party file or cause to be filed lawsuits in any court.

12.     REGULATIONS: This Agreement is made expressly subject to all present and
        -----------
future valid orders and regulations of any regulatory body having jurisdiction over the subject matter hereof and to the laws of the United States of America, any of its states, or any foreign governmental agency having jurisdiction. In the event this Agreement, or any of its provisions, shall be found contrary to or in conflict with any such order, rule, regulation, or law, this Agreement shall be deemed modified to the extent necessary to comply with any such order, rule, regulation, or law and shall be modified in such a way as is consistent with form, intent, and purpose of the Agreement.



13.     REPRESENTATION:  The Parties acknowledge and agree that the relationship
        ---------------
between them is solely that of independent contractors and nothing contained herein should be deemed, interpreted, or construed as creating a joint venture, partnership or agency relationship between the Parties. Neither Party, nor its respective employees, agents or representatives, has any right, power or authority to act or create any obligation, express or implied, on behalf of the other Party.

14.     FORCE  MAJEURE:      The  Parties'  obligations under this Agreement are
        --------------
subject to, and neither Party shall be liable for delays, failures to perform, damages, losses or destruction, or malfunction of any equipment or any consequence thereof caused or occasioned by, or due to, fire, flood, water, the elements, labor disputes or shortages, utility curtailments, power failures, explosions, civil disturbances, governmental actions, shortages of equipment for supplies, unavailability of transportation, act or omission of third Parties. Each Party however shall use reasonable efforts under the circumstances to avoid or remove such causes for non-performance and shall proceed to perform with reasonable dispatch whenever such causes are removed or cease.

15.     NO  WAIVER:  The  failure  of  either  Party  to  enforce or insist upon
        ----------
compliance with any of the provision of the Agreement or the waiver thereof, in any instance, shall not be construed as a general waiver or relinquishment of any other provisions of the Agreement.


16.     NOTICES:   All  notices,  requests,  demands,  and  other communications
        -------
under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service: If served personally on the party to whom notice is to be given, or within five (5) days after mailing if mailed to the party to whom notice is to be given, by certified mail return receipt or overnight courier and properly addressed to the party at the address set forth immediately below, or any other address that a party may designate by written notice to the others.


If to B&P:
     Brain & Power Ltd.
Prosper Dahan
8 Hagefen St.
Kiryat Bialik,  Israel

     Telephone:  +972 4 8717255
Fax:             +972 4 8717254


If to VGTel:
 VGTel  Inc.
 Ron  Kallus
 2303  South  Blvd.
 Houston  TX  77098
 USA

     Telephone:  +1  713  6300025
     Fax::           +1  713  6300025





17.     COUNTERPARTS:     This  Agreement  may  be  executed  in  one  or  more
        ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


18.     SUCCESSORS  AND  ASSIGNS:    This  Agreement  shall  be binding upon and
        ------------------------
inure to the benefit of the parties hereto and their respective successors or assigns, provided, however, that either Party shall not assign or transfer its rights or obligations under this AGREEMENT without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed, and further provided that any assignment or transfer without such consent shall be void.

19.     FURTHER  ACTS:    Each  party  to  this  Agreement agrees to perform any
        -------------
further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement.






20.     AUTHORITY:     Each  person  executing  this  Agreement  represents  and
        ---------
warrants that he has full power to enter into this Agreement on behalf of the Party hereto and that each Party has the full power to carry out its respective obligations pursuant to this Agreement. Further, each person executing this Agreement on behalf of a Party also represents and warrants that he has obtained all corporate, third party approvals necessary to enter into this Agreement and carry out the transaction contemplated thereby.

21.     ATTORNEYS  FEES:     The  prevailing  Party  in  any  action,  suit,
        ---------------
proceeding,  arbitration, or mediation shall be entitled to recover, in addition
        --
to any other available remedies, their actual fees and costs incurred in connection with the action, suit, proceeding, arbitration or mediation.


IN WITNESS WHEREOF, the Parties acknowledge that each of the provisions of this Agreement has been expressly agreed to and each has caused this Agreement to be signed and delivered by its duly authorized officer representatives as of the "Effective Date" written above.





FOR B&P                    FOR VGTel



 /s/  Prosper Dahan     /s/                            Name:  Ron Kallus/s/

Title:       General Manager                          Title:  CEO


Date:       May 18. 06                Date:  May 18.06



B